SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
The Company had the option to purchase the eight vessels from SFL en-bloc for an aggregate price of $112 million on the 10-year anniversary of the commencement of the leases of such vessels. In January 2025, the Company sent a notice to SFL declaring the purchase option for the eight vessels. The purchase will be finalized during the third quarter of 2025 and is expected to be partly financed by a $90 million credit facility, which is credit approved by the lender but subject to the negotiation and execution of customary documentation including updating change of control clauses due to Share Purchase described above. The two-year facility is non-amortizing and revolving, with an interest of SOFR plus a margin of 145 basis points per annum.

On February 26, 2025, we announced a cash dividend of $0.15 per share in respect of the fourth quarter of 2024, which is payable on or about March 21, 2025, to shareholders of record on March 11, 2025. Shareholders holding the Company's shares through Euronext VPS may receive this cash dividend later on or about March 24, 2025.

On March 4, 2025, CMB.TECH, through its subsidiary CMB.TECH Bermuda Ltd., entered into a share purchase agreement with Hemen to purchase all of Hemen’s 81,363,730 of our common shares at a purchase price of $14.49 per common share (the “Share Purchase”). Following the closing of the Share Purchase on March 12, 2025, Hemen ceased to hold any of our common shares of the Company.
CMB.TECH has identified syndicate banks to refinance all or part of our current outstanding debt and has entered into credit committee approved commitment letters with these banks as of March 4, 2025 for outstanding borrowings of up to $2.0 billion, that are subject only to the execution of satisfactory documentation and customary covenants and closing conditions. If we are unable to reach agreements with our existing lenders, we plan on refinancing our existing debt with the committed financing described above, which may have, among others, the expected terms, as follows: Golden Ocean is the borrower, the guarantors are CMB.TECH, and the subsidiaries of Golden Ocean that own the vessels are serving as collateral under the loan. The financing is expected to have a 5-year tenor and a linear age adjusted amortization profile of 20 years. The facility is expected to be priced with an interest rate of SOFR plus a market-based margin.